Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Capital Resource Funding, Inc. (the “Company”) on Form 10-KSB for the year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Koran, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 14, 2006

CAPITAL RESOURCE FUNDING, INC.

/s/ David R. Koran________________
David R. Koran, Chief Executive Officer